FAETH THERAPEUTICS PIKTOR Phase 2 Endometrial Cancer Topline Results NOVEMBER 9, 2026 Exhibit 99.1

This Presentation contains forward-looking statements of Faeth Therapeutics, Inc. (the “Company”) within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “potential” and similar terms identify forward-looking statements. These include statements about: the potential benefits of its product candidates and of multi-node inhibition relative to other agents; the design, timing and results of ongoing and planned preclinical and clinical studies, including the data from the Phase 2 trial of PIKTOR in combination with paclitaxel (PIK-201) in advanced endometrial cancer, which may change as scans are confirmed and patients remain on study; its regulatory strategy, including the potential design and timing of any registrational trial and the outcome of interactions with the U.S. Food and Drug Administration; potential development in additional indications and in combination with other agents; the evolution of the treatment landscape and competitive environment, including third-party product candidates; estimated addressable markets and patient populations; and benchmarks the Company considers relevant to its clinical data. These statements reflect management’s current views and are not guarantees of future performance. Actual results could differ materially from those expressed or implied, as a result of risks including: the Company’s ability to obtain additional capital; whether its clinical trials demonstrate acceptable safety and efficacy, and the risk that interim, preliminary or preclinical data will not be predictive of final or clinical results; delays in the commencement, enrollment or completion of clinical trials; the outcome of interactions with regulatory authorities; reliance on third parties to conduct and supply clinical trials; the size of market opportunities, which are estimates based on assumptions that may prove incorrect; competition; changes in law or regulation; and the other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as amended, its subsequent Quarterly Reports on Form 10-Q and its other filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to update forward-looking statements except as required by law. PIKTOR (serabelisib and sapanisertib) is investigational; its safety and efficacy have not been established and it has not been approved by any regulatory authority. The PIK-201 results presented are preliminary and reflect the specified data cutoffs and analysis populations. Results may change with additional follow-up, response confirmation, data verification and analysis. Efficacy-evaluable analyses exclude certain treated patients, as described in this Presentation, and results may differ from analyses of all treated patients. PIK-201 is a single-arm study of PIKTOR in combination with paclitaxel and does not establish the contribution of individual components or comparative safety or efficacy. This Presentation includes information from third-party studies, publications and other sources and the Company’s own estimates. The Company believes these sources are reliable but has not independently verified them. Data from different clinical trials are presented for context only: no head-to-head trials have been conducted, trials differ in design, populations and endpoints, cross-trial comparisons must be interpreted with caution, and no conclusions about comparative safety or efficacy should be drawn. Views expressed by the Company’s non-employee speakers are their own. Trademarks, service marks and trade names of other companies appearing in this Presentation are the property of their respective owners and may appear without the ® or TM symbols; their use is not intended to imply any relationship with, or endorsement by, their owners. IMPORTANT INFORMATION Forward-Looking Statements

Monday, November 9, 2026 INTRODUCTION 1 2 3 4 5 Introduction Anand Parikh, Chair, CEO and Co-Founder PIK-201 Phase 2 data: disease, design, efficacy, and safety Dr. Debbie Chirnomas, Chief Medical Officer Clinical perspective on endometrial cancer David Starks, MD, MPH, Gynecologic Oncologist, Avera Cancer Institute, Sioux Falls, South Dakota; treating physician and Phase 2 principal investigator Closing remarks and next steps Anand Parikh, Chair, CEO and Co-Founder Q&A Questions and Answers Faeth management and Dr. Starks Agenda

INTRODUCTION

PIK-201: Encouraging efficacy with differentiated PAM-class tolerability

1

Potentially first-in-class activity

We believe **PIKTOR** is the **first oral multinode PAM inhibitor** to show potentially durable activity in endometrial cancer

2

Encouraging preliminary PFS in post-I/O, post-platinum setting

Confirmed ORR of 33%[1], DCR of 83%, with KM estimated **mPFS of 7.4 months**

Confirmed ORR of 44%, DCR of 81% among patients with **PIK3CA mutation**

3

Low discontinuation and low PAM-class toxicity

Low rates of PAM-related toxicities, including all-grade hyperglycemia (12%, 2% gr. 3) and stomatitis (21%, 2% gr. 3)

4

Pivotal planning underway

Pivotal trial design expected by **1H 2027**[2]

[1]Confirmed ORR of 33% (12 of 36 efficacy-evaluable patients) with PIKTOR plus paclitaxel; one additional patient had an unconfirmed partial response and died before a confirmatory scan, leading to an unconfirmed ORR of 36% (13 of 36 efficacy-evaluable patients). [2]Subject to regulatory alignment. PAM: PI3K/AKT/mTOR. ORR: objective response rate. DCR: disease control rate. PFS: progression-free survival. mPFS: median PFS. I/O: immunotherapy. KM: Kaplan-Meier. Data cuts: efficacy 10.30.26, safety 10.23.26.

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INTRODUCTION

PIKTOR combines PI3Kα and mTORC1/2 selective drugs

Targeting the PI3K/AKT/mTOR pathway to address one of the most frequent genomic drivers in solid tumors[1]

~50% of endometrial cancers carry a PIK3CA mutation, but only a small percentage are isolated to PIK3CA alone


100
80
60
40
20
0
% PAM altered
PIK3CA mutation only
PAM pathway mutation + PIK3CA mutation
Endometrial
PIK3CA mutation only
PAM Pathway (+ PIK3CA)
PAM Pathway (- PIK3CA)


PIKTOR
serabelisib
inhibits PI3k-alpha
sapanisertib
inhibits mTORC1 and mTORC 2
Insulin / GFs
Receptors
PI3K α
PTEN
mTORC2
AKT
mTORC1
Metabolism
Cell cycle
Proliferation
Survival

[1] cBioPortal References: Cerami et al., Cancer Discov. 2012, and Gao et al., Sci. Signal. 2013. Source: cBioPortal, TCGA PanCancer Atlas uterine corpus endometrial carcinoma (n=509); split by PIK3CA status calculated by Faeth

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INTRODUCTION

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PIKTOR - Potential to address several large markets

Ongoing Development

TODAY'S DATA

2L Endometrioid Endometrial Cancer	2L HR+/HER2- Breast Cancer
U.S. TAM	U.S. TAM
~$2.5B	~$10B
~9,000 pts × ~9.7 cycles	~32,000 pts × ~10 cycles

Future Potential Expansion

1L HR+/HER2- Breast Cancer	KEAP1/NFE2L2-mutated NSCLC	Platinum-resistant Ovarian Cancer
U.S. TAM	U.S. TAM	U.S. TAM
~$62B	~$1.5B	~$2.5B
~93,000 pts × 11-40 cycles	~10,000 pts × ~4.9 cycles	~11,600 pts × ~7.3 cycles

U.S. total addressable market (TAM) = estimated U.S. patients per year × number of 28-day cycles × $30,000 per cycle (reported list price of gedatolisib (REVTORPYK); PIKTOR's price has not been set):

- 2L endometrioid endometrial cancer: ~9,000 patients a year whose disease progresses after first-line platinum chemotherapy and an immune checkpoint inhibitor, whether or not they receive further treatment (incidence; company estimate: ~12,300 advanced or recurrent × ~95% receiving 1L IO + chemo × ~77% progressing) × ~9.7 cycles (8.9 months, mean time on lenvatinib plus pembrolizumab, KEYNOTE-775), assuming all are treated;
- 2L HR+/HER2- advanced breast cancer: ~32,000 patients/yr progressing on 1L CDK4/6i + endocrine therapy (incidence; company estimate: ~38,000 starting 1L CDK4/6i + ET × ~85% lifetime progression) × ~10 cycles (~9 months; mean gedatolisib treatment duration 9.0–11.3 months, VIKTORIA-1; Celcuity 10-Q, Nov. 2026).
- 1L HR+/HER2- advanced breast cancer: ~93,000 1L patients (prevalence; company estimates: endocrine-sensitive ~60,000 + endocrine-resistant ~33,000) × ~22 cycles (weighted average reflecting ~36-month and ~15-month durations of therapy in ETS and ETR).
- 2L+ KEAP1/NFE2L2-mutated NSCLC: ~10,000 patients/yr (incidence; ~46,000 receiving second-line therapy × ~22% with a KEAP1 or NFE2L2 mutation, TCGA) × ~4.9 cycles (4.5 months, median PFS of docetaxel, CodeBreaK 200);
- Platinum-resistant ovarian cancer: ~11,600 patients/yr (incidence; company estimate) × ~7.3 cycles (6.7 months, median PFS of bevacizumab plus chemotherapy, AURELIA), assuming all are treated.

PIKTOR has not been studied in the three future settings. Sources: ACS Cancer Facts & Figures 2026; SEER; NCI PDQ; Howlader, JNCI 2014; Malmgren, 2018; Pan, NEJM 2017; Parikh, 2024; Finn, NEJM 2016; Hortobagyi, NEJM 2016; Clarke, JCO 2019; Åkesson, Gynecol Oncol 2023; Eskander, NEJM 2023; Mirza, NEJM 2023; Makker, NEJM 2022; EMA Lenvima report, 2021; Celcuity 10-Q, Nov. 2026; Roche epidemiology, 2025; TCGA; Ganti, JAMA Oncol 2021; Gallicchio, JNCI 2022; Chen, Innov Pharm 2025; Richardson, JAMA Oncol 2023; de Langen, Lancet 2023; Pujade-Lauraine, JCO 2014. Estimates describe the size of each treatment setting; they are not forecasts of PIKTOR revenue or market share. PIKTOR is investigational and has not been approved by any regulatory authority.

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Arvinas VP, Oncology Clinical Development Gamida Cell VP, Clinical Development Pfizer Medical Director / Medical Strategy Head Yale School of Medicine Assistant Professor, Director of Pediatric Stem Cell Transplant Dr. Debbie Chirnomas, MD MPH Chief Medical Officer CLINICAL Background Dr. Debbie Chirnomas MD, MPH, Faeth Chief Medical Officer

FAETH THERAPEUTICS Clinical NOVEMBER 9, 2026

CLINICAL

faeth

Endometrial Cancer (EC) is a rising and underserved indication

The most common gynecological cancer (~68k new U.S. cases annually)[1]

Unlike many cancers, both new cases and mortality are increasing[2]

High unmet need

Chemotherapy remains the backbone, with very limited 2L treatment options[3]

Dominated by PAM-pathway mutations

Found in ~85% of tumors with no approved pathway targeting agent for EC[4]

Metabolic in nature

Associated with metabolic syndrome and obesity[5]

ACS estimates, 2015 vs. 2025[2]

↑26%

Incidence

↑36%

Mortality

~68k

New U.S. cases/yr

ACS Cancer Facts and Figures, 2015 and 2025

[1]American Cancer Society. Key Statistics for Endometrial Cancer, rev. Jan 14, 2026; Cancer Facts & Figures 2026, Table 1 (68,270 uterine corpus cases estimated for 2026, including uterine sarcomas). [2]American Cancer Society. Cancer Facts & Figures 2015, p. 4, and 2025, Table 1 (54,870 to 69,120 estimated new cases; 10,170 to 13,860 estimated deaths). Projected counts reflect population growth and aging. [3]Oaknin A, et al. Ann Oncol. 2022;33(9):860-877. [4]Cancer Genome Atlas Research Network. Nature. 2013;497(7447):67-73. [5] Lauby-Secretan B, et al. N Engl J Med. 2016;375(8):794-798; Esposito K, et al. Endocrine. 2014;45(1):28-36.

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CLINICAL

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Endometrioid endometrial cancers are driven by the overlap in estrogen and PAM signaling

Endometrioid

~80% of cases[1] | hormone-dependent

- Estrogen driven — unopposed estrogen from obesity, anovulation, PCOS, and other causes
- **ER/PR high**
- **PAM alterations in >90% of cases**

Non-endometrioid (serous, clear cell, undifferentiated)

~10-20% of cases[2] | largely hormone-independent

- Less estrogen-driven: arises in atrophic endometrium, older patients, less strongly linked to obesity
- **ER/PR low or absent**
- **PAM alterations less common (PIK3CA mutated in ~40% of serous).** TP53 mutated ~90%. HER2 amplified ~25–30% of serous.


Insulin / GFs
Estrogen
Receptors
PIKTOR
serabelisib
PI3K-alpha specific inhibitor
sapanisertib
mTORC1 and mTORC 2 inhibitor
PI3K α
PTEN
mTORC2
AKT
ER α
mTORC1
Metabolism
Cell cycle
Proliferation
Survival
Also active in HR+/HER2- BC

Sources: Mahdy H et al., Endometrial Cancer, StatPearls 2024; Zhang L et al., Cancers (Basel) 2020;12:686; NCI PDQ® Endometrial Cancer Treatment (Health Professional Version); Bokhman JV, Gynecol Oncol 1983;15:10–17; Barry JA et al., Hum Reprod Update 2014;20:748–58; Setiawan VW et al., J Clin Oncol 2013;31:2607–18; Cheung LWT et al., Cancer Discov 2011;1:170–85; Cancer Genome Atlas Research Network, Nature 2013;497:67–73; Fader AN et al., J Clin Oncol 2018;36:2044–51. Endometrioid / non-endometrioid shares reflect Type I / Type II classification. TP53, HER2 and PIK3CA figures for non-endometrioid refer to serous carcinomas. PAM: PI3K/AKT/mTOR. [1] Zhang L et al., Cancers (Basel) 2020;12:686. [2] Setiawan VW et al., J Clin Oncol 2013;31:2607–18.

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CLINICAL

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Selected options for advanced endometrial cancer after 1L report median PFS of 3.8 to 7.3 months

FIRST LINE	SECOND LINE	THIRD LINE AND LATER
Immunotherapy plus chemotherapy	Pembrolizumab plus lenvatinib (pMMR); single-agent chemotherapy (paclitaxel or doxorubicin); trastuzumab deruxtecan (HER2 IHC 3+)	No preferred regimen

PIK-201 population: second line or later, post immune checkpoint inhibitor and platinum

Reported outcomes after prior therapy

	Paclitaxel	Pembrolizumab plus lenvatinib	Sacituzumab tirumotecan*
ORR	17%	34%	35%
median PFS, mo	3.8	7.3	7.2
Source	TroFuse-005 Phase 3; ESMO 2026 LBA011	KEYNOTE-775, Phase 3	TROP2 ADC; TroFuse-005, Phase 3

Median PFS for the options shown, from separate trials with different populations and eras; other options (e.g., trastuzumab deruxtecan in HER2-expressing disease) are not shown. Cross-trial comparison; no head-to-head trials, and patient populations and study designs differ. PIK-201 eligibility: endometrioid endometrial cancer, second line or later, post immune checkpoint inhibitor and platinum, with a PI3K/AKT/mTOR pathway mutation. Sources: first line, Faeth company materials, October 2026; TroFuse-005 control arm, patients assigned paclitaxel (n=119; Lorusso et al., Lancet 2026, supplement Table S15); KEYNOTE-775 final analysis, all-comers; patients had not received prior anti-PD-1 therapy. Makker V, et al. J Clin Oncol. 2023;41(16):2904-2910; Lorusso et al., Lancet 2026 (TroFuse-005; PFS by BICR). aEC: advanced endometrial cancer. 1L: first-line therapy. PFS: progression-free survival. ADC: antibody-drug conjugate. *investigational agent.

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CLINICAL

faeth

GOG-3111/FTH-PIK-201 is a single-arm Phase 2 study of PIKTOR plus paclitaxel in pathway-altered endometrioid endometrial cancer

Eligibility Criteria

- Endometrioid endometrial cancer
- Second line or later
- Post immune checkpoint inhibitor and platinum
- Must have a PI3K/AKT/mTOR pathway mutation

Single arm

- **Sapanisertib** 3 mg
- **Serabelisib** 200 mg
- **Paclitaxel** 80 mg/m^2

Optional sub-study: diet to suppress glucose and insulin

Endpoints

Primary
ORR

Secondary
PFS, CBR, DOR, OS, safety/tolerability

Exploratory
PK, efficacy by specific mutations

Study is being conducted in partnership with: GOG PARTNERS A GOG Foundation Program

ORR: objective response rate. PFS: progression-free survival. CBR: clinical benefit rate. DOR: duration of response. OS: overall survival. PK: pharmacokinetics. Source: Faeth company materials, September 2026; ClinicalTrials.gov NCT06463028 GOG-3111.

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Characteristic Overall (N=42) Median Prior Lines of Therapy 2 (range 1-4) 1 2 3 4 9 (21%) 18 (43%) 10 (24%) 5 (12%) Prior Taxane Prior IO Prior ADC 42 (100%) 41 (98%) 4 (10%) Distant metastases 32 (76%) including peritoneal spread Lung mets Liver mets 38 (90%) 15 (36%) 10 (24%) *Diabetes determination based on reported medical history, concomitant medication at baseline, and/or baseline HbA1c of 6.5% or higher. **Pre-diabetes determination based on baseline HbA1c of 5.6% to less than 6.5%. ECOG: Eastern Cooperative Oncology Group. BMI: body mass index. 10.23.26 data cut. Characteristic Overall (N=42) Median age 64.5 years (range 34 to 86) Sex 42 (100%) (F) ECOG performance status 0 (55%), 1 (45%) Race 34 (81%) White, 3 (7%) Black, 1 (2%) Asian, 4 (10%) multiracial / not reported Median BMI (kg/m2) 29 (range 19 to 47) Diabetes* 10 (24%) Pre-diabetes** 10 (24%) CLINICAL Baseline demographics of GOG-3111/FTH-PIK-201 reflect heavily pretreated and comorbid patient population

EFFICACY

PIKTOR + Paclitaxel achieved confirmed ORR of 33% (12/36) in efficacy-evaluable patients



Best percent change in target lesion sum from baseline, by patient (N=36)
50%
0%
−50%
−100%
+20%
−30%
Best change from baseline in target lesions (%)
ORR 33% (12/36)
CBR–16wk 64% (23/36)
CBR–24wk 47% (17/36)
DCR 83% (30/36)
CR Complete response
PR Partial response
uPR Unconfirmed partial response
SD Stable disease
PD Progressive disease
On treatment

The data cut includes 42 treated patients, of whom 36 were efficacy-evaluable. The other six stopped study treatment before their first response scan: three because of rapid disease progression, and three for reasons other than a treatment-related adverse event.

*Best overall response of PD due to a new lesion, despite a 50% reduction in target lesions. Objective responses among efficacy-evaluable patients. Bars show each patient's best change in target lesions, including post-treatment scans. CBR-16 (clinical benefit rate at 16 weeks): confirmed complete or partial response, or stable disease lasting at least 16 weeks from first dose. CBR-24: confirmed complete or partial response, or stable disease lasting at least 24 weeks from first dose. DCR: disease control rate, defined as patients who have SD, PR, or CR as a best response. 10.30.26 data cut.

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Response by PIK3CA status EFFICACY *Best overall response of PD due to a new lesion, despite a 50% reduction in target lesions. 10.30.26 data cut. On treatment

PIKTOR + Paclitaxel showed potentially durable and clinically meaningful activity As of the 10.30.26 data cut. Green arrows denote a patient still on study treatment. Non-evaluable patients are denoted in purple. The data cut includes 42 treated patients, of whom 36 were efficacy-evaluable. The other six stopped study treatment before their first response scan: three because of rapid disease progression, and three for reasons other than a treatment-related adverse event. TP53 NR: not reported. *Best overall response of PD due to a new lesion, despite a 50% reduction in target lesions Duration of treatment and time to first response in individual patients (N=42) EFFICACY 6 patients were not efficacy evaluable 3 had rapidly progressive disease · 3 non-AE reasons (distance/logistics; unrelated toe amputation; consent withdrawal)

Efficacy-evaluable population. 36 patients with post-baseline measurement. Colored by confirmed best overall response. Each line is one patient; values capped at +/-100%. Dashed lines mark the +20% (progression) and -30% (partial response) thresholds. 10.30.26 data cut. *Best overall response of PD due to a new lesion, despite a 50% reduction in target lesions EFFICACY Tumor shrinkage observed with PIKTOR + Paclitaxel Change in target lesion size over time (N=36)

Preliminary PFS of 7.4 mo and preliminary PFS6 of 62% in all 42 treated patients (safety population) EFFICACY All 42 treated patients (safety population), of whom 36 were in the efficacy population. The other six stopped study treatment before their first response scan: three because of rapid disease progression, and three for reasons other than a treatment-related adverse event. 10.30.26 data cut. Tick marks indicate censored patients. 18 of 42 patients had a PFS event and 24 were censored: 15 on treatment without progression, 5 at the last scan before subsequent therapy, 4 off treatment without a PFS event. Numbers at risk shown under the x-axis. 1Lorusso D, et al. Lancet 2026 (TroFuse-005), Figure 2A. NR: not reached. PFS: progression-free survival. PFS6: progression-free survival at 6 months. Cross-trial comparison; no head-to-head trials have been conducted. 62% Preliminary progression-free survival at 6 months (95% CI 43, 75) 7.4 Preliminary median PFS (95% CI 5.3, NR) 16 patients remain on treatment 16 of 42 patients remain on treatment at the data cut. 51% vs. Sac-TMT PFS61 8.5 Preliminary median PFS (95% CI 5.4, NR) in efficacy population

Exploratory analysis shows decrease in ctDNA tumor fraction after 1 treatment cycle in 13 of 17 efficacy-evaluable patients n=17 patients with paired baseline and C2D1 samples with ctDNA results reported at time of 10.30.26 data cut. Increases above 100% are shown at 100% (actual +1,539%, +300% and +187%). EFFICACY 13 of 17 patients' ctDNA tumor fraction decreased by cycle 2 day 1 12 decreased by ≥50%

TRAEs in more than 20% of patients (safety population) Other TRAE PIK-201 summary of treatment-related adverse events (TRAEs) SAFETY Chart shows TRAEs in more than 20% of patients (N=42), related to any study drug (serabelisib, sapanisertib or paclitaxel); hyperglycemia shown as a select event. Overall, 27 of 42 patients (64%) had a grade 3 or higher TRAE. Grading by CTCAE V5.0. ALT: alanine aminotransferase. AST: aspartate aminotransferase. Neutropenia represents a grouped term (neutropenia and neutrophil count decreased); rash represents a grouped term (rash and rash maculo-papular). 10.23.26 data cut. 26% neutropenia, the most frequent grade 3 or higher TRAE 7%/7% ALT (Gr.1+2/Gr.3+) 2%/7% AST (Gr.1+2/Gr.3+) elevations attributed to PIKTOR alone 67% Nausea 29% 33% 5% 57% Fatigue 19% 19% 19% 45% Diarrhea 26% 19% 43% Vomiting 31% 12% 31% Constipation 26% 5% 31% Rash 10% 10% 12% 29% AST increased 7% 5% 17% 26% Decreased appetite 14% 12% 24% Alopecia 17% 7% 36% Neutropenia 10% 26% 31% ALT increased 12% 19% Grade 3+ Grade 2 Grade 1 21% Anemia 14% 5% 2% 21% Stomatitis 14% 5% 2% 12% Hyperglycemia 5% 5% 2% Patients (%) Adverse events 2 of 42 patients discontinued due to TRAEs: headache, dizziness No drug-related deaths

SAFETY

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PIKTOR + Paclitaxel safety profile against relevant comparators

			Endometrial		Breast Cancer		
	*All grade % (G3+ %)**	**PIKTOR** with paclitaxel PIK-201 · n=42 *Treatment-related*	**Len-Pembro** KEYNOTE-775 · n=342 *US label*	**Sac-TMT** TroFuse-005 · n=384 *Treatment-related*	**Capivasertib** with fulvestrant CAPItello-291 · n=155 *US label*	**Zovegalisib** with fulvestrant ReDiscover · n=60[a] *Treatment-related*	**Gedatolisib** with fulvestrant VIKTORIA-1 · n=260[b] *US label*
PAM-related	Hyperglycemia	**12%** (2%)	NR[c]	**<10%**[d]	**19%** (2%)[e]	**43%** (8%)	**10%** (2%)[f]
	Rash	**31%** (12%)	**20%** (2%)	**<10%**[d]	**56%** (15%)[g]	**8%** (2%)	**35%** (6%)
	Stomatitis	**21%** (2%)[h]	**35%** (3%)	**55%** (10%)[h]	**25%** (2%)	**8%** (0%)	**63%** (16%)[f h]
Other AEs	Nausea	**67%** (5%)	**49%** (3%)	**36%** (1%)	**35%** (1%)	**52%** (2%)	**47%** (2%)
	Vomiting	**43%** (0%)	**37%** (2%)	**18%** (1%)	**21%** (2%)	**23%** (0%)	**29%** (1%)
	Diarrhea	**45%** (0%)	**55%** (8%)	**17%** (2%)	**77%** (12%)	**57%** (3%)	**23%** (2%)
	ALT increased	**31%** (19%)	**55%** (9%)[i]	**<10%**[d]	**23%** (3%)[i]	**<15%**[d]	**30%** (2%)[i]
Discontinued for an AE (%)[j]		**5%**	**26%**	**3%**	**10%**	**7%**	**10%**

* Treatment-related: events investigators linked to treatment (for PIKTOR, any study drug, including paclitaxel). US label: events in the US prescribing information (PI), related or not.

[a]400 mg twice daily with food. [b]PIK3CA wild-type; label's two arms, with and without palbociclib, combined. [c]Label lists hyperglycemia only as a lab value. [d]Not listed; the source shows only events in at least 10% (TroFuse-005) or 15% (ReDiscover) of patients. [e]2023 label; newer labels list it only as a lab value. [f]Treatment-related rate from Hurvitz, J Clin Oncol 2026, shown for comparability with PIKTOR (for hyperglycemia, the label lists it only as a lab value). [g]Label's combined row for skin reactions. [h]Steroid mouthwash to prevent stomatitis: recommended in TroFuse-005 (64% used one), required in VIKTORIA-1, not required in PIK-201. [i]Lab test results, which usually run higher than reported AEs. [j]Patients who stopped the drug because of an AE: treatment-related for PIKTOR, Sac-TMT and zovegalisib; related or not for the US label columns.

Sources: PIK-201 (ongoing), 10.23.26 data cut; LENVIMA and KEYTRUDA PIs (rev. 10/2026); Lorusso et al., Lancet 2026 (TroFuse-005); TRUQAP PI (rev. 9/2026); Varkaris et al., ESMO TAT 2026 (ReDiscover, data as of 1/13/26); REVTORPYK PI (rev. 07/2026). Data are derived from different clinical trials at different points in time. No head-to-head trials of PIKTOR and any other drug have been conducted. As a result, cross-trial comparisons cannot be made.

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SAFETY

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Hyperglycemia TRAEs occurred in 12% of patients despite 48% of patients having diabetes or prediabetes at baseline

Hyperglycemia (% of patients), by agent


Grade 1-2
Grade 3-4
Inavolisib
n=20, HbA1c <7%
55%
15%
70%
Alpelisib
n=152, HbA1c ≤6.4%
43%
14%
58%
Zovegalisib
n=60, HbA1c <7%
or FPG <140
35%
8%
43%
STX-478
n=46, HbA1c <8%
37%
2%
39%
Gedatolisib
n=260, HbA1c ≤6.4%
8%
2%
10%
faeth
PIKTOR
n=42, HbA1c ≤8%
10%
2%
12%

Baseline glycemic status, PIK-201 (N=42)


48%
diabetes or prediabetes
Diabetes 10 (23.8%)
Prediabetes 10 (23.8%)
Neither 22 (52.4%)

Data are derived from different clinical trials at different points in time. No head-to-head trials of PIKTOR and any other drug have been conducted. As a result, cross-trial comparisons cannot be made. Treatment-related adverse events, except STX-478 (all causes). HbA1c (hemoglobin A1c) under each drug is that trial's entry limit. PIKTOR: PIK-201, 10.23.26 data cut. Inavolisib: GO39374, inavolisib + palbociclib + fulvestrant arm (Jhaveri, J Clin Oncol 2024). Alpelisib: VIKTORIA-1 Study 2 (Hurvitz, ASCO 2026). Zovegalisib: 400 mg fed cohort (Varkaris, ESMO TAT 2026). STX-478 (tersolisib): PIKALO-1, tersolisib + fulvestrant arm, n=46 (Jhaveri, ASCO 2026). Gedatolisib: VIKTORIA-1 Study 1, two arms pooled (Hurvitz, J Clin Oncol 2026). Diabetes: medical history, diabetes medication or baseline HbA1c ≥6.5%. Prediabetes: baseline HbA1c 5.6% to <6.5%. FPG: fasting plasma glucose. Percentages may not sum due to rounding.

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Gr. 3 stomatitis TRAEs occurred in 2% of patients, despite no prophylaxis Stomatitis (% of patients), by agent Grade 1-2 Grade 3-4 Alpelisib n=152 34% Zovegalisib n=60 8% Gedatolisib n=260 47% 16% 63% Data are derived from different clinical trials at different points in time. No head-to-head trials of PIKTOR and any other drug have been conducted. As a result, cross-trial comparisons cannot be made. Treatment-related adverse events, except STX-478 (all causes). Stomatitis includes grouped terms (e.g., mucosal inflammation, mouth ulceration) where so reported. Comparators are in HR+/HER2- advanced breast cancer except sac-TMT and its chemotherapy control arm (endometrial cancer). PIKTOR: PIK-201, 10.23.26 data cut. Inavolisib: GO39374, inavolisib + palbociclib + fulvestrant arm (Jhaveri, J Clin Oncol 2024). Alpelisib: VIKTORIA-1 Study 2, alpelisib + fulvestrant arm (Hurvitz, ASCO 2026). Zovegalisib: ReDiscover, 400 mg BID fed cohort (Varkaris, ESMO TAT 2026). STX-478 (tersolisib): PIKALO-1, tersolisib + fulvestrant arm, n=46 (Jhaveri, ASCO 2026). Gedatolisib: VIKTORIA-1 Study 1, two arms pooled (Hurvitz, J Clin Oncol 2026). Sac-TMT: TroFuse-005 (Lorusso, Lancet 2026). Percentages may not sum due to rounding. ¹Prophylaxis: required in VIKTORIA-1 (gedatolisib arms); in TroFuse-005, called for by the protocol from the start, with steroid mouthwash highly recommended and centrally supplied for routine use from a September 2024 amendment (64% of sac-TMT patients used one); not required in PIK-201. PIKTOR n=42 19% 21% SAFETY Sac-TMT n=384 45% 10% 55% 8% Inavolisib n=20 90% 80% 10% 29% STX-478 n=46 7% 7% No prophylaxis1 Prophylaxis1 14% all grade Chemo alone (TroFuse-005 control arm): 5% 2% Prophylaxis1 2% grade 3+

CONCLUSION

faeth

Preliminary ORR/PFS above salvage chemotherapy performance in a heavily pre-treated population


PIKTOR
ORR (%)
mPFS (months)
100%
80%
60%
40%
20%
0%
10 mo
8 mo
6 mo
4 mo
2 mo
0 mo
33.3%
7.4 mo
17.0%
3.8 mo
16.4%
3.3 mo
PIKTOR
+ Paclitaxel
Paclitaxel
(TroFuse-005)[1]
Paclitaxel
(Han 2023)[2]

Data are derived from different clinical trials at different points in time. No head-to-head trials of PIKTOR and any other drug have been conducted. As a result, cross-trial comparisons cannot be made. PIK-201 is a single-arm study, which is not directly comparable to PFS in randomized trials. PIKTOR values: Confirmed ORR 12 of 36 efficacy-evaluable patients, 33.3%, 10.30.26 data cut, estimated mPFS 7.4 mo. [1]TroFuse-005 paclitaxel values are from Lorusso D, et al. Lancet 2026, Supplementary Appendix Table S15. They cover all patients assigned weekly paclitaxel as the physician's-choice control (n=119). This population includes all endometrial cancer histologies and is not limited to endometrioid. Patients were not randomized between paclitaxel and doxorubicin. Confirmed ORR is 17% (20/117; response-evaluable population). mPFS is 3.8 mo. [2]Han SN, et al. Gynecol Oncol 2023;178:110–118 (NCT02725268), weekly paclitaxel 80 mg/m² monotherapy arm, endometrioid histology only. Confirmed ORR is 16.4% (9/55; patients who received ≥1 dose; Table 3). mPFS is 3.3 mo (all randomized endometrioid patients, n=57). Not a pooled analysis. One axis scaled so that 100% = 10 months

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CONCLUSION

Preliminary ORR/PFS in line with investigational ADC therapies and prior PAM + chemotherapy data


PIKTOR
ORR (%)
mPFS (months)
100%
80%
60%
40%
20%
0%
10 mo
8 mo
6 mo
4 mo
2 mo
0 mo
33.3%
7.4 mo
30.7%
6.0 mo
47.1%
7.2 mo
50.0%
N/A
≤ 25.0%
N/A
PIKTOR + Paclitaxel
PIK-201 (Phase 2)
n=36 (ORR); n=42 (PFS)
Sac-TMT
2870-001 (China Phase 1/2)
n=114
Puxi-Sam
BLUESTAR (Phase 1/2a)
n=51
Rina-S
RAINFOL-01 (Phase 1/2)
n=22
Gedatolisib + Carbo/taxol
NCT02069158 (Phase 1)
n=4 endometrial

Confirmed ORR. Estimated mPFS. PIKTOR: PIK-201 topline, data cut 10.30.26. Sac-TMT: 4 mg/kg cohort, China Phase 1/2 study KL264-01 (Kelun-Biotech, CCHIO 2025; data cut 5.21.25). Puxi-Sam: 2.4 mg/kg, B7-H4-expressing endometrial cohort (ASCO 2026).
Rina-S: 100 mg/m² Q3W, cohort B2 (ASCO 2025); mPFS not reported (N/A). Gedatolisib: Colombo et al., Clin Cancer Res 2021;27(18):5012–19; Phase 1 gedatolisib + carboplatin AUC5 + paclitaxel 80 mg/m², endometrial subgroup (n=4); investigator-assessed best overall response per RECIST 1.1, unconfirmed; endometrial mPFS not reported (N/A). Data are derived from different clinical trials at different points in time. No head-to-head trials of PIKTOR and any other drug have been conducted. As a result, cross-trial comparisons cannot be made. One axis scaled so that 100% = 10 months. ADC: antibody-drug conjugate.

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Data are maturing: 16 of 42 patients remain on treatment; median duration of response not reached. ORR: objective response rate. DCR: disease control rate. PFS: progression-free survival. CI: confidence interval. NR: not reached. ADC: antibody-drug conjugate. TOPO1: topoisomerase 1. Cross-trial comparisons; no head-to-head trials. Data cuts: efficacy 10.30.26, safety 10.23.26. Efficacy Confirmed ORR 33% (12 of 36), DCR of 83% Confirmed ORR 44%, DCR of 81% among patients with PIK3CA mutation Median PFS 7.4 months, preliminary (95% CI 5.3, NR) Preliminary 6-month PFS 62% (95% CI 43, 75) Safety 2 of 42 (5%) discontinued for treatment-related adverse events Hyperglycemia 12% (2% grade 3) (treatment-related); 48% diabetic or prediabetic at baseline Stomatitis 21% (2% grade 3) (treatment-related), steroid mouthwash not required Differentiation Oral, intermittent; no approved PI3K-pathway agent in endometrial cancer Responses in PIK3CA mutant and wild-type tumors ORR and PFS in the range of ADCs, without a TOPO1 payload (cross-trial) CONCLUSION PIKTOR plus paclitaxel: 33% confirmed ORR and 7.4-month preliminary median PFS after platinum and immunotherapy

FAETH THERAPEUTICS Q&A with PIK-201 Principal Investigator Dr. Starks NOVEMBER 9, 2026

Dr. David Starks MD, MPH Starks et al., Gynecologic Oncology 2022 Lead author, Phase 1 dose escalation study of sapanisertib, serabelisib, and paclitaxel Gynecologic Oncologist, Avera Cancer Institute Sioux Falls, South Dakota David Starks, MD, MPH CLINICAL Background Training MD, University of Michigan. Residency, Case Western. Fellowship, Cleveland Clinic.

A patient with stable disease for 20 months converted to a partial response and remains on treatment at 21+ months Age, Diabetes Status, BMI 53 years, diabetic, BMI 46.4 kg/m2 Prior lines of therapy 2 Histology Pure Endometrioid PIK3CA and PTEN status PIK3CA and PTEN mutations Best response Partial response Start of treatment January 2025 Stable disease Partial response at 20 months Still on treatment at 21+ months Single-patient example; may not be representative of outcomes in other patients. ctDNA: circulating tumor DNA. 10.30.26 data cut. -100% change in ctDNA tumor fraction (PIK3CA and AKT1) at cycle 2 day 1 CLINICAL

A patient with complete response in target lesions remains on treatment at 14+ months Age, Diabetes status, BMI 60 years, no history of diabetes, BMI 27.7 kg/m2 Prior lines of therapy 3 Histology Mixed Endometrioid PIK3CA and PTEN status PTEN mutation Best response Partial response (complete response in target lesions) Single-patient example; may not be representative of outcomes in other patients. ctDNA results pending. 10.30.26 data cut. Baseline Complete Response Abdomen Chest CLINICAL

FAETH THERAPEUTICS Closing Remarks NOVEMBER 9, 2026

CLOSING REMARKS

2L+ endometrial market, rising unmet need, one oral multi-node PAM-pathway option in development

ADC

6+ sponsors in Phase 2/3 trials[1]

AstraZeneca

Daiichi-Sankyo

MERCK

GSK

Genmab

GILEAD

PAM

1 enrolling oral multi-node program[2]

faeth

PIKTOR

Oral dosing

1. Lead sponsors of recruiting or active Phase 2/3 ADC trials in endometrial cancer, ClinicalTrials.gov, accessed 1 November 2026; Phase 3: AstraZeneca, Daiichi Sankyo, Genmab, Gilead, GSK, Merck. Logos illustrative. 2. To our knowledge, based on a ClinicalTrials.gov search as of November 2026. ADC: antibody-drug conjugate. PAM: PI3K/AKT/mTOR.

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PIK-201 (EC) Phase 2 readout PIK-201 data update at a medical meeting (mid-2027) Phase 3 EC initiation activities Achieved in 2026 1H 2027 2H 2027 Registrational trial design disclosure 1 PIK-101 (BC) initiated PIK-101 (BC) data CLOSING REMARKS Anticipated milestones 1 Subject to regulatory alignment.

2025 BJC publication PIKTOR preclinical results published 2026 Phase 2 readout PIK-201 Endometrial cancer 2027 Prepare for Phase 3 endometrial trial; Disclosure of Phase 1b breast data expected 2028+ Potential indication expansion: Ovarian, NRF2-mutated lung cancer, rare disease CLOSING REMARKS We believe PIK-201 provides a foundation for Phase 3 development and for PIKTOR’s potential expansion into additional tumor types

FAETH THERAPEUTICS Questions and Answers NOVEMBER 9, 2026

Thank you